UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2022

Duck Creek Technologies, Inc.
(Exact Name of the Registrant as Specified in Charter)

Delaware	001-39449	84-3723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Boston Wharf Rd., Floor 10	Boston	Massachusetts	02210
(Street Address)	(City)	(State)	(Zip Code)

Registrant’s telephone number, including area code (949) 214-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	DCT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 22, 2022, Duck Creek Technologies, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Meeting”). The Company’s stockholders voted on three proposals at the Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 28, 2021. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on December 27, 2021. The final results with respect to each proposal are set forth below:

Proposal 1 – Election of Directors

The stockholders elected each of the three persons named below as Class II directors to serve until the annual meeting of stockholders to be held in 2025 and his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal, based on the following votes:

	For	Withheld	Broker Non-Votes
Julie Dodd	114,489,182	6,637,444	4,539,641
Roy Mackenzie	101,798,664	19,327,962	4,539,641
Francis Pelzer	112,229,728	8,896,898	4,539,641

Proposal 2 – Ratification of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2022, based on the following votes:

For	Against	Abstain
125,411,750	12,994	241,523

Proposal 3 – Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers

The stockholders approved, on an advisory basis, the frequency of the advisory vote on the compensation of the Company’s named executive officers, as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
89,188,707	5,971	31,907,821	24,127	4,539,641

The results of the stockholder vote with respect to the frequency of the advisory vote on executive compensation were consistent with the recommendation of the Company’s Board of Directors that such vote be held every year.  Accordingly, the Company will hold an annual advisory say-on-pay vote until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCK CREEK TECHNOLOGIES, INC.

By:	/s/ Vincent Chippari
	Name:	Vincent Chippari
	Title:	Chief Financial Officer

Date: February 22, 2022